UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): June 14, 2023

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01.    Entry into a Material Definitive Agreement
Amendment to Note Purchase Agreement
On June 14, 2023, SilverBow Resources, Inc. (“SilverBow” or the “Company”) entered into the Third Amendment to the Note Purchase Agreement (the “Third Amendment”) among the Company, as issuer, U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as agent and collateral agent (the “Second Lien Agent”), the guarantors party thereto and certain holders that are a party thereto. Upon the satisfaction of certain conditions to effectiveness, the Third Amendment will amend the Note Purchase Agreement, dated as of December 15, 2017 (as previously amended and as further amended by the Third Amendment, the “Note Purchase Agreement”).
The Third Amendment includes revisions to effectuate the replacement of LIBOR with an adjusted term secured overnight financing rate (“Term SOFR”), such that interest is payable at a variable rate based on Term SOFR or the prime rate, determined at SilverBow’s election at the time of the borrowing, plus an applicable margin rate.
The foregoing is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated herein by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1
Third Amendment to Note Purchase Agreement dated as of June 14, 2023, by and among SilverBow Resources, Inc., as issuer, U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as agent and collateral agent, the guarantors party thereto and certain holders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 20, 2023

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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